EXHIBIT 24

                                POWER OF ATTORNEY

        KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints John C. East, Henry L. Perret, and David L. Van De Hey, and each of them acting individually, as his attorney-in-fact, each with full power of substitution, for him in any and all capacities, to sign any and all amendments to this Annual Report on Form 10-K and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue thereof.

        Pursuant to the requirements of the Securities Exchange Act of 1934, this Annual Report on Form 10-K has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

             Signature                                 Title                         Date
-----------------------------------  -----------------------------------------   -------------
          /s/ John C. East           President  and  Chief  Executive  Officer   April 2, 1999
------------------------------------ (Principal     Executive     Officer) and
          (John C. East)             Director



         /s/ Henry L. Perret         Vice   President  of  Finance  and  Chief   April 2, 1999
------------------------------------ Financial  Officer  (Principal  Financial
         (Henry L. Perret)           and Accounting Officer)


         /s/ Jos C. Henkens          Director                                    April 2, 1999
------------------------------------
         (Jos C. Henkens)


       /s/ Jacob S. Jacobsson        Director                                    April 2, 1999
------------------------------------
       (Jacob S. Jacobsson)


     /s/ Frederic N. Schwettmann     Director                                    April 2, 1999
------------------------------------
     (Frederic N. Schwettmann)


        /s/ Robert G. Spencer        Director                                    April 2, 1999
------------------------------------
        (Robert G. Spencer)